EXHIBIT 10(bv)


                             TERMINATION ADDENDUM

                                    to the

                      QUOTA SHARE RETROCESSION AGREEMENT
                           Effective:  July 1, 1996

                                  issued to

                 AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS
                                Dallas, Texas

                                      by

                          KEMPER REINSURANCE COMPANY
                             Long Grove, Illinois


 IT IS HEREBY AGREED, effective May 28, 1999, that Kemper Reinsurance Company shall no longer be the Reinsurer hereunder and that "Reinsurer" whenever used herein shall refer to "GE Reinsurance Corporation, Lincolnshire, Illinois."

 IT IS FURTHER AGREED that this Agreement shall be terminated at 12:01 a.m., Central Standard Time, July 1, 2000, in accordance with the third paragraph of ARTICLE 3 _ COMMENCEMENT AND TERMINATION.

 IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized representatives at:

 Dallas, Texas, this _________ day of ________________________________, 20__.


                _______________________________________________________
                AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS

 Lincolnshire, Illinois, this _________ day of _______________________, 20__.

                _______________________________________________________
                GE REINSURANCE CORPORATION